                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.


                         FIRST ALBANY COMPANIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          FIRST ALBANY COMPANIES INC.




                                          April 16, 1999

Dear Shareholder:

The 1999 Annual Meeting of Shareholders of First Albany Companies Inc. will be held at the offices of the Company at 30 South Pearl Street, Albany, New York on Thursday, May 18, 1999, at 10:00 A.M.
(EDT).

The enclosed material includes the Notice of Annual Meeting and Proxy Statement which describes the business to be transacted at the meeting. We ask that you give it your careful attention.

As in the past, we will be reporting on your Company's activities and you will have an opportunity to ask questions about its operations.

We hope that you are planning to attend the Annual Meeting personally and we look forward to seeing you. Whether or not you are able to attend in person, it is important that your shares be represented at the Meeting. Accordingly, the return of the enclosed Proxy as soon as possible will be appreciated and will ensure that your shares are represented at the Annual Meeting. Over 85% of the outstanding shares were represented at last year's Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your Proxy should you wish to vote in person.

On behalf of the Board of Directors and management of First Albany Companies Inc., I would like to thank you for your continued support and confidence.

                                          Sincerely yours,


                                          /s/ George C. McNamee


                                          George C. McNamee
                                          Chairman of the Board

                           FIRST ALBANY COMPANIES INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                  MAY 18, 1999

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Albany Companies Inc. (the "Company") will be held at the offices of the Company, 30 South Pearl Street, Albany, New York, on Tuesday, May 18, 1999 at 10:00 a.m. (EDT), for the following purposes:

      (1) To elect three directors whose terms will expire at the 2002 Annual Meeting of Shareholders;

      (2) To consider and act upon a proposal to approve the adoption of the First Albany Companies Inc. 1999 Long-Term Incentive Plan.

      (3) To ratify the selection of PricewaterhouseCoopers L.L.P. as independent auditors of the Company for the fiscal year ending December 31, 1999; and

      (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

      Holders of Common Stock of record as of the close of business on April 2, 1999, are entitled to receive notice of and vote at the Annual Meeting of Shareholders. A list of such shareholders may be examined at the offices of the Company during regular business hours for ten full days prior to the Annual Meeting as well as at the Annual Meeting.

      It is important that your shares be represented at the Annual Meeting. For that reason we ask that you promptly sign, date, and mail the enclosed Proxy card in the return envelope provided. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person.

                                     By Order of the Board of Directors



                                     /s/ Stephen P. Wink


                                    Stephen P. Wink
                                    Secretary


Albany, New York
April 16, 1999

                           FIRST ALBANY COMPANIES INC.
                              30 SOUTH PEARL STREET
                             ALBANY, NEW YORK 12207
                                  ------------

                                 PROXY STATEMENT
                                  ------------

                         ANNUAL MEETING OF SHAREHOLDERS
                    -----------------------------------------

                                  MAY 18, 1999


      This Proxy Statement is being furnished to the Shareholders of First Albany Companies Inc., a New York corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies for use at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, 30 South Pearl Street, Albany, New York, on Tuesday, May 18, 1999 at 10:00 A.M. (EDT), and any postponements or adjournments thereof (the "Meeting"). The mailing address of the Company is 30 South Pearl Street, Albany, New York 12207 and its telephone number is (518) 447-8500.

      At the Meeting, the Shareholders of the Company will be asked (i) to elect three directors of the Company whose terms will expire at the 2002 Annual Meeting of Shareholders, (ii) to consider and act upon a proposal to adopt the First Albany Companies Inc. 1999 Long-Term Incentive Plan, (iii) to ratify the selection by the Board of PricewaterhouseCoopers L.L.P. to serve as the Company's independent auditors for 1999.

      This Proxy Statement and the enclosed form of proxy are expected to be mailed on or about April 15, 1999. The cost of solicitation of proxies will be borne by the Company. All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company, by telephone, telegraph, telex, in person or otherwise, without additional compensation. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials. Proxies in the form enclosed, properly executed by Shareholders and returned to the Company and not revoked, will be voted at the Meeting. A proxy may be revoked at any time before it is exercised by giving notice of revocation to the Secretary of the Company, by executing a later-dated proxy or BY attending and voting in person at the Meeting.

                                   THE COMPANY

      The Company, which was incorporated under the laws of the State of New York in November 1985, is a holding company which, through its principal wholly-owned subsidiary, First Albany Corporation ("First Albany"), is an investment banking, securities trading, and brokerage firm serving corporations, governments, and institutional and individual investors.

                         VOTING, RECORD DATE AND QUORUM

      Proxies will be voted as specified or, if no direction is indicated on a proxy, will be voted "FOR" the election of the three persons named under the caption "Election of Directors"; "FOR" the adoption of the First Albany Companies Inc. 1999 Long-Term Incentive Plan and "FOR" the ratification of the selection of PricewaterhouseCoopers L.L.P. as independent auditors for 1999. The persons named in the proxy also may vote in favor of a proposal to adjourn the Meeting to a subsequent date or dates without further notice in order to solicit and obtain sufficient votes to approve the matters being considered at the Meeting. If a proxy is returned which specifies a vote against a proposal, such discretionary authority will not be used to adjourn the Meeting in order to solicit additional votes in favor of such proposal. As to any other matter or business which may be brought before the Meeting, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons voting the same, but the Board does not know of any such other matter or business.

      The close of business on April 2, 1999 has been fixed as the record date for the determination of Shareholders entitled to vote the 6,603,585 shares of Common Stock that were outstanding as of that date at the Meeting. Each Shareholder will be entitled to cast one vote, in person or by proxy, for each share of Common Stock held. The presence, in person or by proxy, of the holders of at least a majority of the shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock cast at the Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the adoption of the First Albany Companies Inc. 1999 Long-Term Incentive Plan. The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for ratification of the selection of PricewaterhouseCoopers L.L.P. as independent auditors. Accordingly, abstentions and broker non-votes will have no effect on the items to be voted on at the Meeting. THE BOARD RECOMMENDS THE ELECTION OF THE THREE PERSONS NAMED AS NOMINEES UNDER "ELECTION OF DIRECTORS", APPROVAL OF THE PROPOSAL TO ADOPT THE FIRST ALBANY COMPANIES INC. 1999 LONG-TERM INCENTIVE PLAN, AND RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.

               STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

      The following table sets forth information concerning the beneficial ownership of Common Stock of the Company as of March 24, 1999, by (i) persons owning more than 5% of the Common Stock, (ii) each director of the Company and the executive officers included in the Summary Compensation Table and (iii) all officers and directors of the Company as a group.

                                                                Shares Beneficially Owned(7)
                                                                ----------------------------
Name                                                                  Number        Percent
---------------------------------------------------------------------------------------------
George C. McNamee (1)(2)(4)                                          1,125,247       15.51%
Alan P. Goldberg (2)(4)(6)                                             858,397       11.84%
Hugh A. Johnson, Jr. (2)(4)                                            217,812           3%
Peter Barton                                                               888         <1%
J. Anthony Boeckh                                                        9,419         <1%
Walter Fiederowicz (5)                                                   8,285         <1%
Daniel V. McNamee III (1)                                              117,798        1.05%
Charles L. Schwager                                                     14,376         <1%
Benaree P. Wiley                                                         2,048         <1%
Timothy R. Welles (2)                                                    1,830         <1%
Stephen P. Wink (2)                                                      2,305         <1%
First Albany Employee Stock Bonus Plan (2)                           1,971,164       27.18%
All officers and directors of the Company as a group (2)(3)(4)       4,418,431       60.92%


(1) Does not include interest as residual beneficiary under the McNamee Family Trust, and with respect to Daniel V. McNamee III as trustee under the Trust. Mr.
G. McNamee disclaims beneficial ownership of any such interest.

(2) The Board of Directors of the Company serves as the Administrative Committee of the First Albany Companies Inc. Stock Bonus Plan (the "Stock Bonus Plan"). Daniel V. McNamee III serves as Trustee of the Trust created thereby. Pursuant to the terms of the Stock Bonus Plan, individual employees are permitted to direct the vote of shares allocated to their respective accounts. The number of shares beneficially owned by Messrs. G. McNamee, Goldberg, Johnson, Welles and Wink includes the shares allocated to the respective accounts of such person under the Stock Bonus Plan as of December 31, 1998, all of which shares are fully vested, except for (i) Mr. Wink's shares, of which 872 shares are fully vested and (ii) Mr. Welles' shares, of which 267 are fully vested. Under the terms of the Stock Bonus Plan Trust Agreement, the Trustee, under the direction of the Administrative Committee, has the authority and power to dispose of the assets of the Trust Fund, and therefore, the Trustee may be deemed to have beneficial ownership of all the shares held in the Stock Bonus Plan.

(3) Includes all shares beneficially owned by such person, shares owned by the McNamee Family Trust, and all shares held under the Stock Bonus Plan.

(4) Includes 299,039, 256,856, and 93,501 options to purchase shares, granted to Messrs. G. McNamee, Goldberg and Johnson respectively, all of which options are fully vested and exercisable in accordance with the Stock Incentive Plan.

(5) Includes 5,097 shares owned by Geraldine Fiederowicz, of which Mr. Fiederowicz disclaims ownership.

(6) Includes 7,717 shares owned by the Goldberg Charitable Trust of which Mr. Goldberg is co-trustee. Mr. Goldberg disclaims beneficial ownership of any such shares.

(7) Except as noted, all shares are held individually or jointly with a spouse and the named person has or shares the right to vote and to dispose of the shares indicated.

                              ELECTION OF DIRECTORS

      The Bylaws of the Company currently provide that the Board shall consist of nine directors elected in three classes. The Board recommends the election of Messrs. George McNamee, Peter Barton and Walter Fiederowicz for a three-year term expiring at the Annual Meeting of Shareholders in 2002. Accordingly, if the enclosed proxy card is duly executed and received in time for the Meeting, and if no contrary specification is made as provided therein, it will be voted in favor of the election as directors of such nominees.

      Should any nominee for director become unable or unwilling to accept election, proxies will be voted for a nominee selected by the Board, or the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office and, to the knowledge of the Board, such nominees intend to serve the entire term for which election is sought. Any vacancy occurring during the term of office of any director may be filled by the remaining directors for a term expiring at the next meeting of Shareholders at which the election of directors is in the regular order of business. All the nominees for directors are presently directors of the Company.

      The information set forth below, based upon the information obtained in part from the respective nominees and in part from the records of the Company, sets forth information regarding each nominee as of March 24, 1999.


                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The directors nominated for election are as follows:

GEORGE C. McNAMEE, age 52, joined First Albany in 1969. From 1975 until 1989, he served as President of First Albany. He has served as Chairman of First Albany since 1984 and Co-Chief Executive Officer since 1993. Mr. McNamee is Chairman of Mechanical Technology Inc., a director of MapInfo Corporation and a director of The Meta Group, Inc., all publicly traded companies, and is Chairman of the privately held Plug Power Inc. He also serves on the Board of Directors of the New York State Science and Technology Foundation, and is Chairman of the Regional Firms Advisory Committee to the Board of the New York Stock Exchange. Mr. McNamee has been a director of the Company since its incorporation in 1985.

PETER BARTON, age 48, is President of Barton and Associates, a private investment firm specializing in technology and software. From August 1994 through April 1997, Mr. Barton was President and Chief Executive Officer of Liberty Media Corporation and Executive Vice President of Tele-Communications, Inc. From its inception in 1991 to August 1994, Mr. Barton served as a President and CEO of Liberty Media Corporation, then a separate public company. Mr. Barton also serves as a director of Ascent Entertainment Group, Inc. Mr. Barton has been a director of the Company since July 1997.

WALTER M. FIEDEROWICZ, age 52, since August 1997 has been a private investor and consultant. Since 1998, Mr. Fiederowicz served as Chairman of the Board of CDT Corporation (a provider of repair and other related services to the telecommunications industry) and as Chairman of the Board of Meacock Capital PLC (a provider of capital to the Lloyd's insurance market). From

April 1997 until August 1997, he served as the President and Chief Executive Officer of WorldCorp., Inc., a holding company owning shares of common stock of World Airways, Inc. (a provider of long-range passenger and cargo air transportation services to major airlines) and of InteliData Technologies Corporation (a provider of caller identification based telecommunications devices, smart telephones and on-line electronic information services). Mr. Fiederowicz served as chairman of Colonial Data Technologies Corp., (a distributor of telecommunications equipment which subsequently merged into InteliData Technologies Corporation) from August 1994 to March 1996. From January 1991 until July 1994, he held various positions, including executive vice president and chairman and served as director of Conning & Company (the parent company of an investment firm). Mr. Fiederowicz also serves as a director of Photronics, Inc. (a photomask manufacturer) and Compensation Value Alliance, Inc. (a provider of workers' compensation-related services).

The following directors terms shall expire at the Annual Meeting of Shareholders in 2000:

HUGH A. JOHNSON, JR., age 58, joined First Albany in 1977. He is currently Senior Vice President and the Chief Investment Officer. He has also been Chairman of First Albany Asset Management Corporation, a subsidiary of the Company, since 1991. He has served on the Board of Directors of First Albany since 1985. Mr. Johnson is a Director of the New York State Business Development Corporation and serves on other state and community boards. Mr. Johnson has served as a director of the Company since 1990.

CHARLES L. SCHWAGER, age 55, founded Loanet, Inc. in 1981, a provider of on-line, real time accounting services to support financial institutions engaged in the business of borrowing and lending securities. Mr. Schwager served as President of Loanet, Inc. from 1981 to 1994, when the company was sold. He continues to be employed by Loanet, Inc. in a consulting capacity. Mr. Schwager is a member of the Audit and Executive Compensation Committees and has been a director of the Company since 1995.

DANIEL V. McNAMEE III, age 54, has been Chairman of The Publishing and Media Group, formerly McNamee Consulting Company Inc., a management consulting firm specializing in the media communications industry, since 1981. Mr. McNamee is a member of the Audit Committee and has been a director of the Company since its incorporation in 1985.

The following directors terms shall expire at the Annual Meeting of Shareholders in 2001:

ALAN P. GOLDBERG, age 53, joined First Albany in 1980. Mr. Goldberg became President of First Albany in 1989 and Co-Chief Executive Officer in 1993. Mr. Goldberg is a Director of Mechanical Technology Incorporated. He is a past member of the Board of Governors of the Boston Stock Exchange and past Chairman of the District Business Conduct Committee of the National Association of Securities Dealers. He also serves on other industry and community boards. Mr. Goldberg has been a director of the Company since its incorporation in 1985.

J. ANTHONY BOECKH, Ph.D., age 60, has been Chairman and Chief Executive Officer of BCA Publications Ltd., Montreal, Canada, and has been Editor-in-Chief of The Bank Credit Analyst since 1971. Mr. Boeckh is also a principal of Greydanus, Boeckh and Associates Inc., Montreal, Canada, a fixed income specialty manager. He also serves on other industry and community boards. Mr. Boeckh has been a director of the Company since 1986, and serves as a member of the Executive Compensation Committee.

BENAREE P. WILEY, age 52, is President and Chief Executive Officer of The Partnership, a Boston-based organization formed by business and civic leaders to promote the development of professionals of color through access to corporate, municipal and state leaders. Ms. Wiley is a member of the Board of Directors of Dreyfus/Laurel Funds, a Trustee of Boston College and serves on the Board of Directors of each of Children's Hospital, WGBH Educational Foundation and the Greater Boston Chamber of Commerce. Mr. Wiley was formerly a director of The Boston Company. From 1989 to 1991, Ms. Wiley served as Director of Graduate Admissions for Harvard Law School and from 1987 through 1991, she maintained a private consulting practice. Ms. Wiley serves as Chairperson of the Audit Committee and has been a director of the Company since 1993.

George C. McNamee and Daniel V. McNamee, III are brothers.

The executive officers who are not nominated for election as directors are as follows:

TIMOTHY R. WELLES, age 39, joined the Company in July 1997 as Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Welles was Executive Vice President, Chief Operating Officer and a member of the Board of Directors of InteliData Technologies Corp. and its predecessor company, Colonial Data Technologies Corp., from February 1996 through July 1997. Prior to that, Mr. Welles was Senior Vice President - Investment Banking at First Albany since 1993.

STEPHEN P. WINK, age 40, joined First Albany in 1996. He has been Secretary and General Counsel of the Company since August 1997. Mr. Wink has been Senior Vice President, General Counsel and Secretary of First Albany since 1996, and was Assistant Secretary of the Company from 1996 through July 1997. Before joining First Albany, Mr. Wink was an attorney for the law firm of Cleary, Gottlieb, Steen & Hamilton since prior to 1994.

                          BOARD AND COMMITTEE MEETINGS

      The Board of Directors held four meetings during the Company's fiscal year ended December 31, 1998. Each current Director attended 75% or more of the aggregate number of meetings of the Board of Directors and each committee to which he/she was appointed that were held during the period in which he/she was a director.

      The Audit Committee, responsible for reviewing the Company's financial statements, met three times during the fiscal year. Among other matters, the Audit Committee reviews the Company's expenditures, reviews the Company's internal accounting controls and financial statements, reviews with the Company's independent auditors the scope of their audit, their report, and their recommendations, and recommends the selection of the Company's independent auditors. During fiscal year 1998, the Audit Committee was comprised of Messrs. Schwager and D. McNamee, and Ms. Wiley.

      The Executive Compensation Committee is responsible for reviewing and approving the compensation of executive officers of the Company, compensation under the Management Bonus Compensation Plan, and the granting of stock options under the Stock Incentive Plan and awards under the Company's Restricted Stock Plan. The Executive Compensation Committee met once during the fiscal year. During fiscal year 1998, the Executive Compensation Committee was comprised of Messrs. Boeckh and Schwager.

      The Board of Directors does not have a nominating committee.

      During 1998, the Company paid directors who are not executive officers of the Company an annual retainer of $6,000 and $2,500 per meeting attended ($1,000 for attendance by conference call), plus reimbursement of reasonable expenses. In addition, the Chair of any committee and non-employee members of such committees were paid $250 and $200, respectively, per meeting attended.

      THE BOARD RECOMMENDS A VOTE FOR EACH OF THE THREE DIRECTOR NOMINEES.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In the ordinary course of its business, First Albany extends credit to employees, including directors and executive officers, under Regulation T, which regulates credit in cash and margin accounts. Such extensions of credit are performing and are made on the same terms as for customers.

                       COMPENSATION OF EXECUTIVE OFFICERS
                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to each of the Co-Chief Executive Officers of the Company during fiscal year 1998, and the other executive officers at the end of fiscal year 1998 constituting the most highly compensated executive officers of the Company (the "Named Executive Officers").

        --------------------------------------------------------------------------------------------------------
                                                                                LONG TERM          ALL OTHER
                                              ANNUAL COMPENSATION               COMPENSATION       COMPENSATION (1)
                                                                                AWARD
        --------------------------------------------------------------------------------------------------------
                                     YEAR (1)    SALARY          BONUS           SHARES
        NAME & PRINCIPAL                                                        UNDERLYING
        POSITION                                                                 OPTIONS
        --------------------------------------------------------------------------------------------------------
        GEORGE C. MCNAMEE            1998       $300,000       $350,000           50,000             $6,400
        CHAIRMAN & CO-CHIEF          1997        250,000        200,000           50,000              6,400
        EXECUTIVE OFFICER            1996        250,000        320,000           50,000              6,000
        --------------------------------------------------------------------------------------------------------
        ALAN P. GOLDBERG             1998        300,000        350,000           50,000              6,400
        PRESIDENT & CO-CHIEF         1997        250,000        200,000           50,000              6,400
        EXECUTIVE OFFICER            1996        250,000        320,000           50,000              6,000
        --------------------------------------------------------------------------------------------------------
        HUGH A. JOHNSON, JR.         1998        200,000        300,000           30,000              6,400
        SENIOR VICE PRESIDENT        1997        200,000        200,000           20,000              6,400
                                     1996        200,000        256,000                0              6,000
        --------------------------------------------------------------------------------------------------------
        TIMOTHY R. WELLES (2)        1998        175,000        250,000           20,000              5,375
        VICE PRESIDENT AND CHIEF     1997         75,609         54,006           25,000                  0
        FINANCIAL OFFICER
        --------------------------------------------------------------------------------------------------------
        STEPHEN P. WINK(3)           1998        175,000        135,000           15,000              2,917
        SECRETARY AND                1997        150,000        100,000           20,000                875
        GENERAL COUNSEL              1996         72,308         46,000            5,000                  0
        --------------------------------------------------------------------------------------------------------

(1) Represents contributions by the Company to the Employee Stock Bonus Plan, a tax qualified employee benefit plan in which all employees of the Company are eligible to participate.

(2) Mr. Welles joined the Company on July 28, 1997. Accordingly, the table includes only the compensation Mr. Welles received from that day forward.

(3) Mr. Wink joined the Company on May 28, 1996. Accordingly, the table includes only the compensation Mr. Wink received from that day forward.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides information on option grants during 1998 to the Named Executive Officers.

                                                INDIVIDUAL GRANTS
                             ----------------------------------------------------------
                                                                                              POTENTIAL REALIZABLE VALUE
                             NUMBER OF       % OF TOTAL                                           AT ASSUMED RATES OF
                             SECURITIES       OPTIONS                                           STOCK PRICE APPRECIATION
                             UNDERLYING      GRANTED TO                                            FOR OPTION TERM (3)
                              OPTIONS        EMPLOYEES       EXERCISE OR                     ---------------------------
                              GRANTED        IN FISCAL       BASE PRICE      EXPIRATION
          NAME                (#) (1)           YEAR        ($/SH)(1) (2)       DATE               5%              10%
          ----                -------           ----        -------------       ----               --              ---
George C. McNamee             55,125           18.72           11.872         03/27/08        $333,276.08     $918,336.58
Alan P. Goldberg              55,125           18.72           11.872         03/27/08        $333,276.98     $918,336.58
Hugh A. Johnson, Jr.          22,050            7.49           11.872         03/27/08        $133,310.79     $367,334.63
Timothy R. Welles             27,563            9.36            12.92         04/15/08        $137,755.49     $430,290.60
Stephen P. Wink               15,750            5.62            11.79         08/03/08        $ 96,513.49     $263,673.38

(1) During the 1998 fiscal year, the Company issued two 5% stock dividends. As a result, the number of securities underlying each option granted and the exercise price have been adjusted to reflect such dividends where appropriate.

(2) All at fair market value at date of grant.

(3) Represents gain that would be realized assuming the options were held for the entire option term and the stock price increased at annual compounded rates of 5% and 10%. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings will be dependent on overall market conditions and on the future performance of the Company and its common stock. There can be no assurance that the amounts reflected in this table will be achieved.

          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END
                          OPTION VALUES

      The following table provides information concerning the exercise of stock options during 1998 by each of the Named Executive Officers and the year-end value of their unexercised options.

                                                                               NUMBER OF                  VALUE OF
                                                                              UNEXERCISED               UNEXERCISED
                                                                              OPTIONS AT                IN-THE-MONEY
                                    SHARES                                      FISCAL                   OPTIONS AT
                                   ACQUIRED                                   YEAR-END(#)            FISCAL YEAR-END($)
                                      ON                 VALUE               ------------            ------------------
                                 EXERCISE(#)        REALIZED ($) (1)
            NAME                                                             EXERCISABLE/               EXERCISABLE/
                                                                             UNEXERCISABLE              UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------------
George C. McNamee                    ---                  ---             283,844/45,580               $1,490,467.03/
                                                                                                       $  118,969.02
Alan P. Goldberg                     ---                  ---             241,662/45,580               $1,179,993.86/
                                                                                                       $  118,969.02
Hugh A. Johnson, Jr                  ---                  ---                93,501/0                  $449,528.31/$0
Timothy R. Welles                    ---                  ---                0/27,563                       $0/$0
Stephen P. Wink                     3,191              $16,152.51            0/25,019                  $0/$24,093.36


---------------

(1) Represents the difference between the fair market value of the shares at date of exercise and the exercise price multiplied by the number of options exercised.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based on the Company's review of reports filed by directors, executive officers and 10% shareholders of the Company on Forms 3, 4 and 5 pursuant to
Section 16 of the Securities Exchange Act of 1934, all such reports were filed on a timely basis during fiscal year 1998, except for a Form 5 that was required to be filed by Mr. Wink, which was subsequently filed.

                     EXECUTIVE COMPENSATION COMMITTEE REPORT

                                    OVERVIEW

      The Executive Compensation Committee establishes the compensation policies applicable to the executive officers of the Company.

                              COMPENSATION POLICIES

      Compensation for senior executives of the Company has been strongly influenced by the principle that the compensation of senior executives should be structured to directly link the executives' financial reward to Company performance. Thus, senior executives would both share in the success of the Company as a whole and be adversely affected by poor Company performances, thereby aligning their interests with the interests of the Company's shareholders.

      Salaries of executive officers are intended to be relatively moderate, and are set at levels which the Executive Compensation Committee believes are generally competitive with salaries of executives in similar positions at comparable financial services companies. In addition, substantial emphasis is placed on incentive compensation directly related to short and long-term corporate performance through annual cash bonuses and stock option grants.

      As is common in the financial services industry, a significant portion of total compensation of the Company's executive officers is paid in the form of annual bonuses. For example, generally, over the last five years, most of the annual cash compensation of Messrs. G. McNamee and Goldberg, the Company's Co-Chief Executive Officers (the "Co-CEOs"), was paid as an annual bonus. This is intended to maximize the portion of an individual's compensation that is subject to fluctuation each year based upon corporate and individual performance, as discussed below. The compensation program is structured to recognize each executive's level of responsibility and to reward exceptional individual and corporate performance.

                                   BASE SALARY

      A competitive base salary is important in fostering a career orientation among executives consistent with the long-term nature of the Company's business objectives. The Executive Compensation Committee determines the salary of each of the executive officers based on its consideration of the Co-CEOs' recommendations.

      Salaries and salary adjustments are based on the responsibilities, performance, and experience of each executive, regular reviews of competitive positioning (comparing the Company's salary structure with that of similar companies) and business performance. While there is no specific weighing of these factors, the responsibilities, performance and experience of each executive and reviews of competitive positioning are the most important considerations.

                            THE STOCK INCENTIVE PLAN

      From time to time, awards under the Stock Incentive Plan have supplemented the bonuses paid to Named Executive Officers. The number of options granted to the executive officers, in general, reflect the decision of the Executive Compensation Committee to allocate a portion of compensation in stock options, the value of which is directly linked to the future financial success of the Company.

                   COMPENSATION OF CO-CHIEF EXECUTIVE OFFICERS

      The total compensation paid to each of the Company's Co-CEOs for the fiscal year ended December 31, 1998, was $650,000. For fiscal year 1998, each of the Co-CEOs received a base salary of $300,000, additional bonus compensation of $350,000, and stock options for 50,000 shares of Common Stock of the Company. In determining the bonus and other compensation of the Company's Co-CEOs for the fiscal year 1998, the Committee compared the Company's performance to that of industry peers, as well as to the market's performance as a whole. Among other things, the Committee considered the performance of the Company's Common Stock, its return on investments made in other businesses, its pre-tax return on equity, its earnings per share and comparable market data.

      The specific bonus an executive receives is dependent on his level of responsibility and individual performance. Levels of responsibility are evaluated annually by the Executive Compensation Committee without regard to any specific formula. Assessments of individual performance are also made annually by the Executive Compensation Committee after receiving the recommendations of the Co-CEOs. Such assessments are based on a number of subjective factors, including individual and corporate performance, initiative, business judgment, and management skills. Messrs. G. McNamee and Goldberg's fiscal year 1998 award reflects each of their significant personal contributions to the business and leadership in building the Company's revenues, earnings, and capital position, and the financial results for fiscal year 1998.

                                        EXECUTIVE COMPENSATION COMMITTEE


                                        J. Anthony Boeckh
                                        Charles L. Schwager

                                PERFORMANCE GRAPH


      Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the S&P Composite 500 Stock Index and the Financial Services Analytics, Inc. Regional Index, an index of publicly traded regional brokerage firms for the Company's last five fiscal years. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at September 30, 1994, and that all dividends, if any, were reinvested.

                        [FIRST ALBANY PERFORMANCE GRAPH]

           FISCAL YEAR(1)                   1994       1995       1995       1996       1997       1998
           -----------                      ----       ----       ----       ----       ----       ----
           FIRST ALBANY                     100       136.23     168.06     184.41     303.25     251.11
           S&P 500 INDEX                    100       129.69     137.48     169.06     225.44     289.80
           FSA REGIONAL INDEX               100       161.01     137.77     201.35     372.90     418.64

(1) In 1996, the Company changed its fiscal year to the calendar year, requiring the Company to report both a twelve month and a three month fiscal 1995. Accordingly, the Company's last five fiscal years are as follows: Fiscal 1998:
January 1, 1998 - December 31, 1998; Fiscal 1997: January 1, 1997 -December 31, 1997; Fiscal 1996: January 1, 1996 - December 31, 1996; Fiscal 1995: October 1, 1995 - December 31, 1995; Fiscal 1995: October 1, 1994 - September 30, 1995.

                            PROPOSED ADOPTION OF THE
                           FIRST ALBANY COMPANIES INC.
                          1999 LONG-TERM INCENTIVE PLAN


      In 1999, the Executive Compensation Committee of the Board recommended to the Board the adoption of the First Albany Companies Inc. 1999 Long-Term Incentive Plan (the "1999 LTIP"), subject to shareholder approval. The Board subsequently ratified the Executive Compensation Committee's recommendation and determined to submit the 1999 LTIP to shareholders. Shareholders are now requested to approve the adoption of the 1999 LTIP.

      A general description of the basic features of the 1999 LTIP is set forth below. Such description is qualified in its entirety by reference to the full text of the 1999 LTIP which is set forth in full as Appendix A to this Proxy Statement.

      The Board recommends that shareholders adopt the First Albany Companies Inc. 1999 Long-Term Incentive Plan.



                                     PURPOSE

      The purpose of the 1999 LTIP is to further and promote the interests of the Company and its shareholders by enabling the Company to attract, retain and motivate employees and officers or those who will become employees or officers, and to align the interests of those individuals and the Company's stockholders. To do this, the 1999 LTIP offers performance-based incentive awards and equity-based opportunities to provide such persons with a proprietary interest in maximizing the growth, profitability and overall success of the Company.

                                NUMBER OF SHARES

      The maximum number of shares of Common Stock as to which awards could be granted may not exceed 800,000 shares. During any calendar year, all participants in the aggregate may not receive an award subject to performance criteria exceeding, in the aggregate, 500,000 underlying shares of Common Stock. The maximum amount payable in respect of awards subject to performance criteria in any calendar year may not exceed 500,000 shares of common stock in the aggregate to all participants and 300,000 shares of common stock in the case of any individual participant. The limits on the numbers of shares described in this paragraph are subject to proportional adjustment to reflect certain stock changes, such as stock dividends and stock splits.

      If, however, any awards expire or terminate unexercised, the shares of Common Stock allocable to the unexercised or terminated portion of such award shall again be available for awards under the 1999 LTIP to the extent of such expiration or termination, subject to certain limitations under the 1999 LTIP.

                                 ADMINISTRATION

      The administration, interpretation and operation of the 1999 LTIP will be vested in the Executive Compensation Committee. Members of the Executive Compensation Committee will serve at the pleasure of the Company's Board of Directors, which may at any time remove or add members to it. No member of the Executive Compensation Committee, nor any other director who is not a salaried employee or officer of the Company will be eligible to receive an award under the 1999 LTIP. The day-to-day administration of the 1999 LTIP will be carried out by officers and employees of the Company designated by the Executive Compensation Committee. The Executive Compensation Committee may, in its sole discretion, delegate its authority to one or more senior executive officers for the purposes of making awards to participants who are not subject to Section 16 of the Securities Exchange Act of 1934.

                                   ELIGIBILITY

      Key employees and officers or those who will become key employees or officers of the Company are eligible to receive awards under the 1999 LTIP. Awards under the 1999 LTIP will be made by the Executive Compensation Committee or by a senior executive officer who has been delegated authority to grant awards to participants who are not subject to Section 16 of the Securities Exchange Act of 1934 pursuant to the 1999 LTIP by the Executive Compensation Committee. Awards will be made pursuant to individual award agreements between the Company and each participant.

                           AWARDS UNDER THE 1999 LTIP

      Introduction. Awards under the 1999 LTIP may consist of stock options, stock appreciation rights, restricted shares or performance unit awards, each of which is described below. All awards will be evidenced by an agreement approved by the Executive Compensation Committee. In the discretion of the Executive Compensation Committee, an eligible employee may receive awards from one or more of the categories described below, and more than one award may be granted to an eligible employee. In the event of any change in the outstanding shares of Common Stock of the Company by reason of certain stock changes, including without limitation stock splits, the terms of awards and number of shares of any outstanding award may be equitably adjusted by the Board in its sole discretion. However, in the event of a stock dividend, the terms of awards and number of shares of any outstanding award will be equitably adjusted automatically, with no action being required by the Board. No determination has been made as to future awards which may be granted under the 1999 LTIP, although it is anticipated that recipients of awards will include the current executive officers of the Company.

      Stock Options and Stock Appreciation Rights. A stock option is an award that entitles a participant to purchase shares of Common Stock at a price fixed at the time the option is granted. Stock options granted under the 1999 LTIP may be in the form of incentive stock options (which qualify for special tax treatment) or non-qualified stock options and may be granted alone or in addition to other awards under the 1999 LTIP. Non-qualified stock options may be granted alone or in tandem with stock appreciation rights (SARs).

      SARs entitle a participant to receive, upon exercise, cash, restricted shares or unrestricted shares of Common Stock as provided in the relevant award agreement, with a value equal to (a) the difference between (i) the fair market value on the exercise date of the shares with respect to which an SAR is exercised and (ii) the fair market value on the date the SAR was granted, multiplied by (b) the number of shares of Common Stock for which the SAR has been exercised.

      No SAR may be exercised until six months after its grant or prior to the exercisability of the stock option with which it is granted in tandem, whichever is later.

      The exercise price and other terms and conditions of such options will be determined by the Executive Compensation Committee at the time of grant, and in the case of incentive stock options, such exercise price will not be less than 100 percent of the fair market value of the Common Stock on the date of the grant. No term of any incentive stock options shall exceed ten years after grant. An option or SAR grant under the 1999 LTIP does not provide an optionee any rights as a shareholder and such rights will accrue only as to shares actually purchased through the exercise of an option or the settlement of an SAR.

      Exercise of an option (or an SAR) will result in the cancellation of the related option (or SAR) to the extent of the number of shares in respect of which such option (or SAR) has been exercised. Unless otherwise determined by the Executive Compensation Committee or provided in the relevant award agreement, stock options shall become exercisable over a four-year period from the date of grant with 25% vesting on each anniversary of the grant in that time period.

      Payment for shares issuable pursuant to the exercise of an option may be made either in cash, by certified check, bank draft, or money order by delivery of shares of Common Stock already owned by the participant for at least six months, or, if permitted by the Executive Compensation Committee and applicable law, by delivery of a fully-secured promissory note or some other form of payment acceptable to the Executive Compensation Committee.

      Restricted Share Awards. Restricted share awards are grants of Common Stock made to a participant subject to conditions established by the Executive Compensation Committee in the relevant award agreement. The restricted shares only become unrestricted in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement, but in no event shall restricted shares vest prior to six months after the date of grant. A participant may not sell or otherwise dispose of restricted shares until the conditions imposed by the Executive Compensation Committee have been satisfied. Restricted share awards under the 1999 LTIP may be granted alone or in addition to any other awards under the 1999 LTIP. Restricted shares which vest will be reissued as unrestricted Common Stock.

      Each participant who receives a grant of restricted shares will have the right to receive all dividends and vote or execute proxies for such shares. Any stock dividends will be treated as additional restricted shares.

      Performance Units. Performance units (with each unit representing a monetary amount designated in advance by the Executive Compensation Committee) are awards which may be granted to participants alone or in addition to any other awards under the 1999 LTIP. Participants receiving performance unit grants will only earn such units if the Company and/or the participant achieve certain performance goals during a designated performance period. The Executive Compensation Committee will establish such performance goals and may use such measures as total shareholder return, return on equity, net earnings growth, sales or revenue growth, comparison to peer companies, individual or aggregate participant performance or such other measures the Executive Compensation Committee deems appropriate. The participant may forfeit such units in the event the performance goals are not met. If all or a portion of a performance unit is earned, payment of the designated value thereof will be made in cash, in unrestricted Common Stock or in restricted shares or in any combination thereof, as provided in the relevant award agreement.

                           FORFEITURE UPON TERMINATION

      Unless otherwise provided in the relevant award agreement, if a participant's employment is terminated for any reason, any unexercisable stock option or SAR shall be forfeited and canceled by the Company. Such participant's right to exercise any then-exercisable stock option or SAR will terminate [90 days] after the date of such termination (but not beyond the stated term of such stock option or SAR); provided, however, the Executive Compensation Committee may (to the extent options were exercisable on the date of termination) extend such period. If a participant dies, becomes totally disabled or retires, such participant (or the estate or other legal representative of the participant), to the extent the stock options of SARs are exercisable immediately prior to the date of death, total disability or retirement, will be entitled to exercise any stock options or SARs at any time within the one-year period following such death, disability or retirement, but not beyond the stated term of such stock option or SAR.

      Unless otherwise provided in the relevant award agreement, if a participant's employment is terminated for any reason (other than due to death, total disability or retirement) (a) prior to the lapsing of any applicable restriction period, or the satisfaction of any other restrictions, applicable to any grant of restricted shares, or, (b) prior to the completion of any performance period in respect of any grant of performance units, such restricted shares or performance units, as the case may be, will be forfeited by such participant; provided, however, that the Executive Compensation Committee may, in its sole discretion, determine within 90 days after such termination that all or a portion of such restricted shares or performance units, as the case may be, shall not be so forfeited. In the case of death, total disability or retirement, the participant (or the estate or other legal representatives of the participant) shall become 100% vested in any restricted shares as of the date of termination or shall be entitled to earn into the participant's performance units.

                                CHANGE OF CONTROL

      If a Change of Control, as defined in the 1999 LTIP, occurs (i) all Stock Options and/or SARs then unexercised and outstanding will become fully vested and exercisable, (ii) all restrictions, terms and conditions applicable to restricted shares then outstanding will be deemed lapsed and satisfied and (iii) all performance units will be deemed to have been fully earned, each as of the date of the Change of Control; provided, however, that such Change of Control provisions will only apply to those participants who are employed by the Company as of the date of the Change of Control or who are terminated before the Change in Control and reasonably demonstrate that such termination was in connection with or in anticipation of the Change in Control.

              AMENDMENT, SUSPENSION OR TERMINATION OF THE 1999 LTIP

      The Board may amend, suspend or terminate the 1999 LTIP (or any portion thereof) at any time; provided, however, that no amendment by the Board may, without the approval of a majority of the stockholders, (i) increase the number of shares of Common Stock which may be issued under the 1999 LTIP, except as provided therein, (ii) materially modify the requirements as to eligibility for participation in the 1999 LTIP, (iii) materially increase the benefits accruing to participants under the 1999 LTIP except as permitted therein, provided Rule 16b-3 of the Securities and Exchange Act of

1934 does not require shareholder approval. No amendment, suspension or termination by the Board of Directors shall (a) materially adversely affect the rights of any participant under any outstanding share grants, without the consent of such participant, or (b) make any change that would disqualify the 1999 LTIP from the exemption provided by Rule 16b-3 of the Exchange Act or from the benefits or entitlements to deductions provided under Sections 422 and 162(m) of the Internal Revenue Code of 1986 (the "Code"), respectively.

            CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1999 LTIP

      Incentive Stock Options. Stock options granted under the 1999 LTIP may be incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. No income is recognized by the optionee upon the exercise of an incentive stock option if the holding period requirements contained in the 1999 LTIP and in the Code are met, including the requirement that the optionee remain an employee of the Company (or a subsidiary) during the period beginning with the date of the grant of the option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised. The optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

      Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the shares are disposed of by the optionee after the later to occur of (i) the end of the two-year period beginning the day after the day the incentive stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the day the shares are issued to the optionee, any gain or loss realized upon such disposition will be long-term capital gain or loss, and the Company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the option price.

      Generally, if the shares are disposed of by the optionee in a taxable disposition within (i) the two-year period beginning on the day after the day the option was awarded to the optionee, or (ii)the one-year period beginning on the day after the day the shares are issued to the optionee, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and the Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") equal to the amount of ordinary income realized by the optionee.

      If an optionee has not remained an employee of the Company during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised, the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

      Non-Qualified Stock Options. Upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a nonqualified option is exercised, the optionee will recognized compensation taxable as ordinary income, and the Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions"), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares. For purposes determining the amount of such gain or loss, the optionee's tax basis in the shares will be the fair market value of such shares on the exercise date.

      Effect of Share-for-Share Exercise. If an optionee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares. However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs within one year after the tendered shares will be a taxable disposition with the tax consequences described above for the taxable dispositions within one year of shares acquired upon the exercise of an incentive stock option.

      If the optionee tenders shares upon the exercise of an option which would result in the receipt of compensation by the optionee, as described above under the caption "Non-Qualified Stock Options", the optionee will recognize compensation taxable is as ordinary income and the Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.

      Restricted Shares. A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under
Section 83(b) of the Code in respect of such grant, as described below. Unless a participant has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted shares prior to the date the participant recognizes income with respect to such award (as described below) must be treated by the participant as compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to the amount of ordinary income recognized by the participant. After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend taxable as ordinary income, and the Company will not be entitled to a deduction in respect of any such dividend payment.

      At the time the terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to the then fair market value of the shares of unrestricted Common Stock received by the participant. The participant's tax basis for any such shares of Common Stock would be the fair market value on the date such terms and conditions are satisfied.

      A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant. Such an election must be made by the participant not later than 30 days after the date of grant. If such an election is made, no income would be recognized by the participant (and the Company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The participant's tax basis for the restricted shares received and for any shares of Common Stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant. If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.

      The holding period for capital gain or loss purposes in respect of the Common Stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless, the participant makes a timely election under Section 83(b) of the Code. In such case, the holding period will commence immediately after the grant of such restricted shares.

      Performance Units. A participant will not recognize any income upon the award of a performance unit. If the performance goals applicable to the performance units are achieved during the applicable performance period and such performance units are earned, a participant will recognize compensation taxable as ordinary income, and the Company will be entitled to a deduction equal to the amount of cash or the then fair market value of unrestricted Common Stock received by the participant in payment of the performance units. The participant's tax basis for any such shares of Common Stock would be the fair market value on the date such unrestricted shares are transferred to the participant. If all or a portion of the performance units are paid in restricted shares, see "Restricted Shares" above for a discussion of the applicable tax treatment.

      Limits on Deductions. Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that compensation which is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

      The Company has structured the 1999 LTIP so that any compensation for which the Company may claim a deduction in connection with the exercise of non-qualified stock options and related SARs and the disposition by an optionee of shares acquired upon the exercise of incentive stock options will be performance-based within the meaning of Section 162(m) of Code. Because the restricted share awards under the 1999 LTIP are not deemed to be performance-based under Section 162(m) of the Code, amounts for which the Company may claim a deduction upon the lapse of any restrictions on such restricted share awards will be subject to the limitations on deductibility under Section 162(m).

      Additional Information. The recognition by an employee of compensation income with respect to a grant or an award under the 1999 LTIP will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the 1999 LTIP, uses shares of Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of Common Stock.

         If the provisions of the 1999 LTIP relating to a change in control become applicable, certain compensation payments or other benefits received by "disqualified individuals" (as defined in Section 280G(c) of the Code) under the 1999 LTIP or otherwise may cause or result in "excess parachute payments" (as defined in Section 280G(b)(I) of the code). Section 4999 of the code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by the Company (or a subsidiary). In addition, certain disqualified individuals may receive reimbursement payments from the Company to eliminate the adverse effect of such 20% excise tax.

         Any such reimbursement payments will be compensation income to the recipient subject to additional income and excise taxation, but will not be deductible by the Company (or any subsidiary).

                                   * * * * * *

         At March 24, 1999 the total number of outstanding shares of Common Stock was 6,603,585 shares, and the closing price of the Common Stock on the NASDAQ National Market was $14.00 per share.


                                 EFFECTIVE DATE

         The 1999 LTIP is effective as of March 26, 1999, the date of its adoption by the Board of Directors subject to shareholder approval. The 1999 LTIP will terminate on December 31, 2009, except with respect to awards then outstanding. After such date no further awards will be granted under the 1999 LTIP unless the 1999 LTIP is extended by the Board.

   APPROVAL OF THE FIRST ALBANY COMPANIES INC. 1999 LONG-TERM INCENTIVE PLAN

         To become effective, First Albany Companies Inc. 1999 Long-Term Incentive Plan must be approved by the affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal by the holders of the shares of Common Stock entitled to vote thereat.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL.


                 SELECTION OF THE COMPANY'S INDEPENDENT AUDITORS

         The Board has recommended that the accounting firm of PricewaterhouseCoopers L.L.P. be selected as the Company's independent auditors for the fiscal year ending December 31, 1999, subject to shareholder ratification.

         PricewaterhouseCoopers L.L.P. conducted the audit for the fiscal year ended December 31, 1998. Representatives of PricewaterhouseCoopers L.L.P. are expected to be present at the Meeting, and will have an opportunity to make a statement and to respond to appropriate questions.

         In the event the shareholders fail to ratify the selection of PricewaterhouseCoopers L.L.P., the selection of independent auditors will be submitted to the Board for reconsideration and selection. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board believes that such a change would be in the best interests of the Company and its shareholders.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS L.L.P. AS INDEPENDENT AUDITORS OF THE COMPANY.

                                  OTHER MATTERS

         At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Meeting. If any other business should come before the Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

         Any shareholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Shareholders to be held in 2000, must do so no later than December 18, 1999.

         You are urged to sign and to return your Proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Meeting.

                                        By Order of the Board of Directors


                                        /s/ Stephen P. Wink
                                        ----------------------------------
                                            Stephen P. Wink
                                            Secretary


April 16, 1999

                                                                 APPENDIX A

                           FIRST ALBANY COMPANIES INC.

                          1999 LONG-TERM INCENTIVE PLAN

                                    * * * * *


         1. PURPOSE. The purpose of the 1999 Long-Term Incentive Plan (the "Plan") is to further and promote the interests of First Albany Companies Inc. (the "Company"), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees and officers or those who will become employees or officers, and to align the interests of those individuals and the Company's shareholders. To do this, the Plan offers performance-based incentive awards and equity-based opportunities providing such employees and officers with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

         2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth below:

                  2.1 "AWARD" means an award or grant made to a Participant under Sections 6, 7, 8 and/or 9 of the Plan.

                  2.2 "AWARD AGREEMENT" means the agreement executed by a Participant pursuant to Sections 3.2 and 17.7 of the Plan in connection with the granting of an Award.

                  2.3 "BOARD" means the Board of Directors of the Company, as constituted from time to time.

                  2.4 "CODE" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

                  2.5 "COMMITTEE" means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

                  2.6 "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

                  2.7 "COMPANY" means First Albany Companies Inc., a New York corporation, or any successor corporation to First Albany Companies Inc.

                  2.8 "DISABILITY" means disability as defined in the Participant's then effective employment agreement, or if the participant is not then a party to an effective employment agreement with the Company which defines disability, "Disability" means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. Subject to the first sentence of this Section 2.8, at any time that the

Company does not maintain a long-term disability plan, "Disability" shall mean any physical or mental disability which is determined to be total and permanent by a physician selected in good faith by the Company.

                  2.9 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

                  2.10 "FAIR MARKET VALUE" means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on the NASDAQ NMS for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.

                  2.11 "INCENTIVE STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.

                  2.12 "NON-QUALIFIED STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

                  2.13 "PARTICIPANT" means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

                  2.14 "PERFORMANCE UNITS" means the monetary units granted under Section 9 of the Plan and the relevant Award Agreement.

                  2.15 "PLAN" means the First Albany Companies Inc. 1999 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

                  2.16 "RESTRICTED SHARES" means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

                  2.17 "RETIREMENT" means the voluntary retirement by the Participant from active employment with the Company and its Subsidiaries on or after the attainment of (i) age 65, or (ii) 60, with the consent of the Board.

                  2.18 "STOCK APPRECIATION RIGHT" means an Award described in
Section 7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

                  2.19 "SUBSIDIARY(IES)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

         3. ADMINISTRATION.

                  3.1 THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company and Outside Directors (within the meaning of Section 162(m) of the Code). No member of the Committee shall be eligible to receive awards under the Plan. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

                  3.2 PLAN ADMINISTRATION AND PLAN RULES. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee. The Committee may, in its sole discretion, delegate its authority to one or more senior executive officers for the purpose of making Awards to Participants who are not subject to Section 16 of the Exchange Act.

                  3.3 LIABILITY LIMITATION. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

         4. TERM OF PLAN/COMMON STOCK SUBJECT TO PLAN.

                  4.1 TERM. The Plan shall terminate on December 31, 2009, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

                  4.2 COMMON STOCK. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 14.2 of the Plan, shall not exceed 800,000 shares. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

                  4.3 COMPUTATION OF AVAILABLE SHARES. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section
4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 8 of the Plan and the maximum number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 9 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

         5. ELIGIBILITY. Individuals eligible for Awards under the Plan shall consist of key employees and officers, or those who will become key employees or officers, of the Company and/or its Subsidiaries whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company or any Subsidiary.

         6. STOCK OPTIONS.

                  6.1 TERMS AND CONDITIONS. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the "Stock Option(s))". Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

                  6.2 GRANT. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a "10% Shareholder").

                  6.3 EXERCISE PRICE. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the Committee; provided, however, that the exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                  6.4 TERM. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

                  6.5 METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary's designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft, or money order payable to the order of the Company, by delivery of shares of Common Stock already owned by the Participant for at least six (6) months, or, if permitted by the Committee (in its sole discretion) and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, (a) a fully-secured promissory note or notes, or (b) some other form of payment acceptable to the Committee. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

                  6.6 EXERCISABILITY. In respect of any Stock Option granted under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Option, or (b) provided in the Award Agreement or in the Participant's employment agreement in respect of any such Stock Option, such Stock Option shall become exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option, as determined on the date of grant, as follows:

                  - 25%, on the first anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

                  - 50%, on the second anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

                  - 75%, on the third anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

                  - 100%, on the fourth anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries.

Notwithstanding anything to the contrary contained in this Section 6.6, such Stock Option shall become one hundred percent (100%) exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option upon the death, Disability or Retirement of the Participant.

                  6.7 TANDEM GRANTS. If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent that the shares of Common Stock subject to such Stock Option are used to calculate amounts or shares receivable upon the exercise of the related tandem Stock Appreciation Right.

         7. STOCK APPRECIATION RIGHTS.

                  7.1 TERMS AND CONDITIONS. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

                  7.2 STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

                  7.3 GRANT. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.

                  7.4 DATE OF EXERCISABILITY. Unless otherwise provided in the Participant's employment agreement or the Award Agreement in respect of any Stock Appreciation Right, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. Notwithstanding the preceding sentence, in no event shall a Stock Appreciation Right be exercisable prior to the date which is six (6) months after the date on which the Stock Appreciation Right was granted or prior to the exercisability of any Non-Qualified Stock Option with which it is granted in tandem. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

                  7.5 FORM OF PAYMENT. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

                  7.6 TANDEM GRANT. The right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.

         8. RESTRICTED SHARES.

                  8.1 TERMS AND CONDITIONS. Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the First Albany Companies Inc. 1999 Long-Term Incentive Plan and an Award Agreement entered into between the registered owner hereof and First Albany Companies Inc. Copies of such Plan and Award Agreement are on file in the office of the Secretary of First Albany Companies Inc., 30 S. Pearl Street, Albany, New York 12207. First Albany Companies Inc. will furnish to the recordholder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. First Albany Companies Inc. reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied."

Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

                  8.2 RESTRICTED SHARE GRANTS. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).

                  8.3 RESTRICTION PERIOD. In accordance with Sections 8.1 and
8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the "Restriction Period"). Notwithstanding the preceding sentence, in no event shall the Restriction Period be less than six (6) months after the date of grant.

During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

                  8.4 PAYMENT OF RESTRICTED SHARE GRANTS. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant.

                  8.5 SHAREHOLDER RIGHTS. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

         9. PERFORMANCE UNITS.

                  9.1 TERMS AND CONDITIONS. Performance Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

                  9.2 PERFORMANCE UNIT GRANTS. A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

                  9.3 GRANTS. Performance Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.

                  9.4 PERFORMANCE GOALS AND PERFORMANCE PERIODS. Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the "Performance Goals") during and in respect of a designated performance period (the "Performance Period"). The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance

Period. In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total shareholder return, return on equity, net earnings growth, sales or revenue growth, cash flow, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion). During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.

                  9.5 PAYMENT OF UNITS. With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement.


         10. DEFERRAL ELECTIONS/TAX REIMBURSEMENTS/OTHER PROVISIONS.

                  10.1 DEFERRALS. The Committee may permit a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or settlement of any Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of reasonable interest on such deferred amounts credited in cash, and the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Committee may also provide in the relevant Award Agreement for a tax reimbursement cash payment to be made by the Company in favor of any Participant in connection with the tax consequences resulting from the grant, exercise, settlement, or earn out of any Award made under the Plan.

                  10.2 PERFORMANCE-BASED AWARDS. Performance Units, performance-based Restricted Shares, and other Awards subject to performance criteria are intended to be "qualified performance-based compensation" within the meaning of section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of section 162(m) and the regulations thereunder. Until otherwise determined by the Committee, the performance goals shall be the attainment of preestablished levels of any of net income, market price per share, earnings per share, return on equity, return on capital employed and/or cash flow. The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee. For purposes of the Plan, "Covered Employee" has the same meaning as set forth in Section 162(m) of the Code.

                  10.3 MAXIMUM YEARLY AWARDS. The maximum annual Common Stock amounts in this Section 10.3 are subject to adjustment under Section 14.2 and are subject to the Plan maximum under Section 4.2.

                           10.3.1 PERFORMANCE-BASED AWARDS. All Participants in the aggregate may not receive in any calendar year Performance Units, performance-based Restricted Shares and other Awards subject to performance criteria exceeding, in the aggregate, 500,000 underlying shares of Common Stock. The maximum amount payable in respect of such Awards in any calendar year may not exceed 500,000 shares of Common Stock (or the then equivalent Fair Market Value thereof) in the aggregate to all Participants and 300,000 shares of Common Stock (or the then equivalent Fair Market Value thereof) in the case of any individual Participant.

                           10.3.2 STOCK OPTIONS AND SARS. All Participants in the aggregate may not receive in any calendar year Awards of Options and Stock Appreciation Rights, in the aggregate, exceeding 500,000 underlying shares of Common Stock. Each individual Participant may not receive in any calendar year Awards of Options or Stock Appreciation Rights exceeding 300,000 underlying shares of Common Stock.

         11. DIVIDEND EQUIVALENTS. In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options, and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

         12. TERMINATION OF EMPLOYMENT.

                  12.1 GENERAL. Except as is otherwise provided (a) in the relevant Award Agreement as determined by the Committee (in its sole discretion), or (b) in the Participant's then effective employment agreement, if any, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, contained in such Award Agreement and/or such employment agreement:

                           12.1.1 OPTIONS/SARS. Subject to any determination of the Committee pursuant to Section 6.6 of the Plan, if a Participant's employment with the Company terminates for any reason, any then unexercisable Stock Options and/or Stock Appreciation Rights shall be forfeited and cancelled by the Company. Except as otherwise provided in this Section 12.1.1, if a Participant's employment with the Company and its Subsidiaries terminates for any reason, such Participant's rights, if any, to exercise any then exercisable Stock Options and/or Stock Appreciation Rights, if any, shall terminate ninety (90) days after the date of such termination (but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4) and thereafter such Stock Options or Stock Appreciation Rights shall be forfeited and cancelled by the Company. The Committee, in its sole discretion, may determine that any such Participant's Stock Options and/or Stock Appreciation Rights, if any, to the extent exercisable immediately prior to any termination of employment (other than a termination due to death, Retirement or Disability), may remain exercisable for an additional specified time period after such ninety (90) day period expires (subject to any other applicable terms and provisions of the Plan and the relevant Award Agreement), but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right. If any termination of employment is due to death, Retirement or Disability, a Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall have the right, to the extent exercisable immediately prior to any such termination, to exercise such Stock Options and/or Stock Appreciation Rights, if any, at any time within the one (1) year period following such termination due to death, Retirement or Disability (but not beyond the term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4).

                           12.1.2 RESTRICTED SHARES. If a Participant's employment with the Company and its Subsidiaries terminates for any reason (other than due to Disability, Retirement or death) prior to the satisfaction and/or lapse of the restrictions, terms and conditions applicable to a grant of Restricted Shares, such Restricted Shares shall immediately be cancelled and the Participant (and such Participant's estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Shares. Notwithstanding anything to the contrary in this Section 12, the Committee, in its sole discretion, may determine, prior to or within ninety (90) days after the date of such termination, that all or a portion of any such Participant's Restricted Shares shall not be so cancelled and forfeited. If the Participant's employment terminates due to death, Disability or Retirement, the Participant shall become 100% vested in any such Participant's restricted Shares as of the date of any such termination.

                           12.1.3 PERFORMANCE UNITS. If a Participant's employment with the Company and its Subsidiaries terminates for any reason (other than due to Disability, Retirement or death) prior to the completion of any Performance Period, any Performance Units granted in respect of such Performance Period shall immediately be cancelled by the Company and the Participant (and such Participant's estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Performance Units. Notwithstanding anything to the contrary in this Section 12, the Committee, in its sole discretion may determine, prior to or within ninety (90) days after the date of any such termination, that all or a portion of any such Participant's Performance Units shall not be so cancelled and forfeited upon termination of employment for any reason or for a particular reason. If the Participant's employment terminates due to death, Disability or Retirement, the Participant shall be entitled to earn into such Participant's Performance Units in accordance with Section 9 of the Plan; provided, however, that any such earn out (determined in good faith by the Committee) shall be proportionately reduced based on the number of days transpired in the relevant Performance Periods prior to such death, Disability or Retirement over the total number of calendar days in any such relevant Performance Period.

         13. NON-TRANSFERABILITY OF AWARDS. Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgements, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

         14. CHANGES IN CAPITALIZATION AND OTHER MATTERS.

                  14.1 NO CORPORATE ACTION RESTRICTION. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof,
(d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers or agents of the Company or any subsidiary, as a result of any such action. Notwithstanding anything herein contained to the contrary, any Award granted hereunder shall be cancelled immediately prior to the effective time of a transaction between the Company and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the availability of "pooling of interests" accounting treatment (within the meaning of A.P.B. No. 16 or any successor thereto); provided, however, that the cancellation of such Awards shall be subject to the following conditions:

                  (i) the existence of the Awards would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Company's financial statements) render the transaction ineligible for pooling of interests accounting treatment;

                  (ii) the cancellation of the Awards would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Company's financial statements) render the transaction eligible for pooling of interests accounting treatment;

                  (iii)  the transaction is, in fact, consummated; and

                  (iv) the written agreement providing for the transaction provides for each Participant to whom an Award has been granted and whose Award must be cancelled in accordance with this provision to receive, upon the effective date of such transaction, property with a fair market value at least equal to the monetary payment that would be made upon exercise of such Award.

                  14.2 RECAPITALIZATION ADJUSTMENTS. In the event of any change in capitalization affecting the Common Stock of the Company, including, without limitation, a distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Common Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which

Awards in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be granted or awarded to any Participant, the number of shares of the Common Stock covered by each outstanding Award, and the exercise price or other price per share of Common Stock in respect of outstanding Awards. Notwithstanding the foregoing, in the event of a stock dividend, the proportionate adjustments described in this Section 14.2 shall occur automatically, without any Board action being required.

                  14.3 CERTAIN MERGERS.

                           14.3.1 If the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a "Merger Event") and as a result of any such Merger Event the Company will be or is the surviving corporation, a Participant shall be entitled, as of the date of the execution of the agreement evidencing the Merger Event (the "Execution Date") and with respect to both exercisable and unexercisable Stock Options and/or Stock Appreciation Rights (but only to the extent not previously exercised), to receive substitute stock options and/or stock appreciation rights in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options or Stock Appreciation Rights granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this Section 14.3, if any Merger Event occurs, the Company shall have the right, but not the obligation, to pay to each affected Participant an amount in cash or certified check equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Stock Options or Stock Appreciation Rights as of the Execution Date (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options and/or Stock Appreciation Rights, as the case may be. However, the Company shall not make any such payments where the consummation of the Merger Event is pursuant to a written agreement between the Company and another party conditioned upon the availability of "pooling of interests" accounting treatment (within the meaning of A.P.B. No. 16 or any successor thereto).

                           14.3.2 If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described in Section 14.3.1 of the Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, subsidiary or acquiring corporation thereof, to grant, with respect to both exercisable and unexercisable Stock Options and/or Stock Appreciation Rights (but only to the extent not previously exercised), substitute stock options or stock appreciation rights in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options and/or Stock Appreciation Rights previously granted hereunder as of the date of the consummation of the Merger Event.

                           14.3.3 Upon receipt by any affected Participant of any such cash, certified check, or substitute stock options or stock appreciation rights as a result of any such Merger Event, such Participant's affected Stock Options and/or Stock Appreciation Rights for which such cash, certified check or substitute awards was received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

                           14.3.4 The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options and/or stock appreciation rights, shall be determined in good faith by the Committee in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

         15. CHANGE OF CONTROL.

                  15.1 ACCELERATION OF AWARDS VESTING. Anything in the Plan to the contrary notwithstanding, if a Change of Control of the Company occurs (a) all Stock Options and/or Stock Appreciation Rights then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change of Control, (b) all restrictions, terms and conditions applicable to all Restricted Shares then outstanding shall be deemed lapsed and satisfied as of the date of the Change of Control, and (c) the Performance Period shall be deemed completed, all Performance Goals shall be deemed attained at the highest levels and all Performance Units shall be deemed to have been fully earned as of the date of the Change of Control. The immediately preceding sentence shall apply to only those Participants (i) who are employed by the Company and/or one of its Subsidiaries as of the date of the Change of Control, or (ii) to whom
Section 15.3 below is applicable.

                  15.2 PAYMENT AFTER CHANGE OF CONTROL. Notwithstanding anything to the contrary in the Plan, within thirty (30) days after a Change of Control occurs, (a) the holder of an Award of Restricted Shares vested under Section 15.1(b) above shall receive a new certificate for such shares without the legend set forth in Section 8 of the Plan (and, in the case only of a Change of Control under Section 15.4.1 of the Plan, such holder shall have the right, but not the obligation, to elect, within ten (10) business days after the Participant has actual or constructive knowledge of the occurrence of such Change of Control, to require the Company to purchase such shares from the Participant at their then Fair Market Value, (b) the holder of Performance Units shall receive payment of the value of such grants in cash at the highest levels, and (c) in the case only of a Change of Control under Section 15.4.1 of the Plan, the holders of any Stock Options and/or Stock Appreciation Rights shall have the right, but not the obligation, to elect, within ten (10) business days after the Participant has actual or constructive knowledge of the occurrence of such Change of Control, to require the Company to purchase such Stock Options and/or Stock Appreciation Rights from the Participant for an aggregate amount equal to the then aggregate Fair Market Value of the Common Stock underlying such Awards tendered, less the aggregate exercise price of such tendered Awards.

                  15.3 TERMINATION AS A RESULT OF A CHANGE OF CONTROL. Anything in the Plan to the contrary notwithstanding, if a Change of Control occurs and if the Participant's employment is terminated before such Change of Control and it is reasonably demonstrated by the Participant that such employment termination (a) was at the request, directly or indirectly, of a third party who has taken steps reasonably calculated to effect the Change of Control, or (b) otherwise arose in connection with or in anticipation of the Change of Control, then for purposes of this Section 15, the Change of Control shall be deemed to have occurred immediately prior to such Participant's employment termination (for all purposes other than those set forth in Section 15.2(c) of the Plan).

                  15.4 CHANGE OF CONTROL. For the purpose of this Agreement, "Change of Control" shall mean:

                           15.4.1 The acquisition, after the effective date of the Plan, by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (a) the shares of the Common Stock, or (b) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition by any individual who, on the effective date of the Plan, beneficially owned 10% or more of the Common Stock, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) any acquisition by any underwriter in connection with any firm commitment underwriting of securities to be issued by the Company, or (iv) any acquisition by any corporation if, immediately following such acquisition, more than 70% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation (entitled to vote generally in the election of directors), is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who, immediately prior to such acquisition, were the beneficial owners of the Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership, immediately prior to such acquisition, of the Common Stock and Voting Securities; or

                           15.4.2 Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease thereafter for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by at least a majority of the directors then serving and comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

                           15.4.3 Approval by the shareholders of the Company of a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than 70% of the then outstanding common stock and voting securities (entitled to vote generally in the election of directors) of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

                           15.4.4 Approval by the shareholders of the Company of
         (a) a complete liquidation or substantial dissolution of the Company, or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a Subsidiary, wholly-owned, directly or indirectly, by the Company.

         16. AMENDMENT, SUSPENSION AND TERMINATION.

                  16.1 IN GENERAL. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely effect the rights of any Participant under any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, without the consent of such Participant, or (y) make any change that would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from the benefits provided under Section 422 of the Code, or any successor provisions thereto.

                  16.2 AWARD AGREEMENT MODIFICATIONS. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, Stock Appreciation Rights, Performance Units, and/or Restricted Share grants, including, without limitation, changing or accelerating (a) the date or dates as of which such Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which such Restricted Share grants shall become vested, or (c) the performance period or goals in respect of any Performance Units. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant.

         17. MISCELLANEOUS.

                  17.1 TAX WITHHOLDING. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. Shares of Common Stock may be used to satisfy any such tax withholding. Such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee.

                  17.2 NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

                  17.3 UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

                  17.4 PAYMENTS TO A TRUST. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

                  17.5 OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

                  17.6 LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3. To the extent any provision of the Plan or any action by the administrators of the Plan fails to so comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  17.7 AWARD AGREEMENTS. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

                  17.8 DESIGNATION OF BENEFICIARY. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

                  17.9 LEAVES OF ABSENCE/TRANSFERS. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

                  17.10 LOANS. Subject to applicable law, the Committee may provide, pursuant to Plan rules, for the Company or any Subsidiary to make loans to Participants to finance the exercise price of any Stock Options, as well as the withholding obligation under Section 17.1 of the Plan and/or the estimated or actual taxes payable by the Participant as a result of the exercise of such Stock Option and the Committee may prescribe the terms and conditions of any such loan.

                  17.11 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

                  17.12 EFFECTIVE DATE. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company's shareholders in accordance with Sections 162(m) and 422 of the Code.

                  IN WITNESS WHEREOF, this Plan is adopted by the Company as of the 26th day of March, 1999.


                                        FIRST ALBANY COMPANIES INC.



                                        By:  ______________________
                                             Name:
                                             Title:

8888
                          FIRST ALBANY COMPANIES INC.
                             30 South Pearl Street
                             Albany, New York 12207

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

George C. McNamee and Alan P. Goldberg, and each of them, as proxies, with full power of substitution, are hereby authorized to represent and to vote, as designated on the reverse side, all Common Stock of First Albany Companies Inc. held of record by the undersigned on April 2, 1999 at the Annual Meeting of Shareholders to be held at 10:00 A.M. (EDT) on Tuesday, May 18, 1999 at the offices of the Company at 30 South Pearl Street, Albany, New York, or at any adjournment thereof. IN THEIR DISCRETION, THE ABOVE-NAMED PROXIES ARE AUTHORIZED TO VOTE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE PROPOSALS.
-------------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

_____________________________________    ______________________________________

                          FIRST ALBANY COMPANIES INC.

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 18, 1999.

Thank you in advance for you prompt consideration of these matters.

Sincerely,

First Albany Companies Inc.

          [down   Please Detach and Mail in the Envelope Provided  [down
           arrow]                                                  arrow]

A [X] Please mark your
      votes as in this
      example.

                  Please be sure to sign and date this Proxy.

                      FOR      WITHHOLD
1. The Election of    [ ]         [ ]                   Nominee:
   three Directors                                      GEORGE C. McNAMEE
   whose terms will                                     PETER BARTON
   will expire at the 2002 Annual Meeting               WALTER M. FIEDEROWICZ
   of Shareholders.
[ ] For All Except:
NOTE: If you do note wish your shares voted "For" a particular nominee, mark the "For All Except" box, and strike a line through the nominee's name, your shares will be voted for the remaining nominee(s).


                                                        FOR  AGAINST  ABSTAIN
2. To act upon a proposal to approve the adoption       [ ]    [ ]      [ ]
   of the First Albany Companies Inc. 1999 Long-
   Term Incentive Plan.

3. The Ratification of the Selection of                 [ ]    [ ]      [ ]
   PricewaterhouseCoopers L.L.P. as Certified Public
   Accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1999.

4. In their discretion, the proxies are authorized to   [ ]    [ ]      [ ]
   vote upon any other business that may properly come before the meeting.

     Check here if you plan to attend the Annual Meeting.
---
     Check here if an address change or comment has been noted on the reverse side of this card.
---